VERSES

Q1 2026 Webinar

18-February-2026

OTCQB:**VRSSF**

CBOE:**VERS**

Forward looking information disclaimer

VERSES

This presentation contains "forward-looking information" and "forward-looking statements" within the meaning of applicable securities legislation (collectively, “forward-looking statements”). Forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budgets", "scheduled", "estimates", "forecasts", "predicts", "projects", "intends", "targets", "aims", "anticipates" or "believes" or variations (including negative variations) of such words and phrases or may be identified by statements to the effect that certain actions "may", "could", "should", "would", "might" or "will" be taken, occur or be achieved.

Forward-looking statements are based on a number of assumptions of management, which are subject to a variety of known and unknown risks, uncertainties and other factors which may cause the actual plans, intentions, activities, results, performance or achievements of the Company to be materially different from any future plans, intentions, activities, results, performance or achievements expressed or implied by such forward-looking statements. Factors that could affect our actual results include, among others, those that are discussed under the heading “Risk Factors” in our most recently filed reports with the United States Securities and Exchange Commission, including our annual report on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K.

The forward-looking statements contained in this webinar represent management's best judgment based on information currently available. No forward-looking statement can be guaranteed and actual future results may vary materially. Accordingly, you are advised not to place undue reliance on forward-looking statements. The forward-looking statements herein are made as of the date of this presentation only, and the Company does not assume any obligation to update or revise them to reflect new information, estimates or opinions, future events or results or otherwise, except as required by applicable law.

Agenda

1. Changes to VERSES leadership
2. Fundamental science
3. Go to market strategy
4. Questions and answers

Change of leadership

- Change of leadership.
- Search for permanent CEO underway.
- David T. Scott Interim CEO.

Introducing David T. Scott

- Interim CEO.
- Board member since October 2025.
- 30-year career spanning Amazon Web Services, Twitter, AT&T, and multiple public and private technology companies.
- Creating value by turning complex technology into scalable, repeatable revenue.



Overview

- More direct communication.
- Earnings call next Tuesday February 24, 2026.
- Progress on R&D.
- Focus on financial services.
- Our go to market strategy and business model.

Our fundamental science

Our progress

- **Results:**
    - AXIOM digital brain - **beat Google DeepMind.**
    - Habitat - underlying technology applied to robotics.
- R&D team focused on applied product development.
- Capabilities with broad applicability.
- We will demonstrate effectiveness through the **ARC-AGI-3 challenge.**
    - https://arcprize.org/arc-agi/3/

AXIOM vs Deepmind

- 60% better
- 39 times faster in GPU runtime
- 39 times Cheaper to run



**** AXIOM results Validated by Soothsayer Analytics, June 2025***

ARC-AGI-3


ARC-AGI-3
Interactive Reasoning Benchmark
Measuring interactive human-like intelligence in AI
Coming March 25, 2026
PLAY [HUMANS]
BUILD [AI]

Moving from science to code

- **Professor Friston's work** shows how the natural systems learn, and make decisions in the world.
- AXIOM is like the early development of electrical infrastructure.
- **Product is an engineering challenge** to make the code effective and useful.

AXIOM MODULE	AXIOM FUNCTION	BRAIN REGION
Slot Mixture Model (sMM)	**Vision** Converts raw pixels into separate objects.	Occipital Lobe
Identity Mixture Model (iMM)	**Memory & Identity** Recognizes and tracks objects over time.	Temporal Lobe
Transition Mixture Model (tMM)	**Prediction & Planning** Forecasts how things move.	Frontal Lobe
Recurrent Mixture Model (rMM)	**Reasoning** Links cause to effect (if this, then that).	Frontal/Parietal Lobe


Object-Object Interactions
sMM
iMM
rMM
tMM
Prediction & Planning
tMM
Frontal Lobe
Parietal Lobe
Reasoning
rMM
Temporal Lobe
Occipital Lobe
Vision
sMM
Memory
iMM

The modules in the left architectural diagram from the paper correlate with functions in the human brain.

Genius: Applied

- **We applied Genius across many industries**, verticals, and markets as part of our commercial beta program in 2025.
- **Areas like the Spatial Web, Robotics, Supply Chain and others take a back seat.**
- **Focus on the financial services space.**
    - Financial services has interest in using AI to automate processes.
    - Struggled with the reliability and accuracy.



Real-Time
Incoming Data
Model
Active Inference
Loop
PREDICTION
ACTION
UPDATE

Go to market

The portfolio management market

- A modest improvement in the return of even a $100m portfolio can justify significant investment in better decision-support systems
- **Financial services represent a large addressable opportunity in the multi trillion dollar global asset management market.**

Genius for financial services

- Target customers see our approach as **highly differentiated.**
- **Current AI systems used in finance** often operate as **black boxes.**
- Our **active inference–based technology explicitly quantifies uncertainty and risk** - and provides transparency when other technologies cannot.

Genius helps portfolio managers to make more confident decisions



Data & Guardrails
Human Review
Continuous evaluation loop
Learn & Update
Sandbox Tests

Financial services progress

- We have **worked closely with a global portfolio manager** overseeing more than $100 billion in assets under management.
- **Revenue from August 2025.**
- We believe this shows:
    - **Positive indicators of product-market fit.**
    - **A robust and repeatable product.**

Explicit modelling of risk and uncertainty builds customer trust in models


Asset 0
Asset 1
Asset 2
2018-11-01
2018-11-15
2018-12-01
2018-12-15
2019-01-01
2019-01-15

Commercialization of Genius for financial services

- **Expand with our current financial services customer.**

- **Target comparable institutions** — particularly portfolio managers with more than $100m in assets.

- **Explore further channel partnerships.**



VERSES
Baseline 1
Baseline 2
2.0
1.8
1.6
1.4
1.2
1.0
2019
2020
2021
2022
2023
2024

Business model

- **Hybrid approach:**
    - Services and implementation component
    - Recurring software licenses.
- **Computational efficiency:** operating costs are relatively low and stable compared to alternative AI approaches.
- **Technology validated in real enterprise environments.**

Wrap up

Questions

Earnings Call – Tuesday Feb 24, 2026

VERSES

Earnings call

24-February-2026

OTCQB:**VRSSF**
CBOE:**VERS**